SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Credit Losses Related to Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Accounting Policies [Abstract]
Balance at the beginning of the year	$ 719	$ 943
Credit losses expenses during the year	124	99
Customer write-offs/collections during the year, net	(716)	(326)
Exchange rate	(2)	3
Balance at the end of the year	$ 125	$ 719